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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 1999 relating to the December 31, 1998 and 1997 financial statements and financial statement schedules of Axent Technologies, Inc., which appears in Axent Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


                                        /s/ PricewaterhouseCoopers LLP
                                        ______________________________
                                        PricewaterhouseCoopers LLP

McLean, Virginia
September 20, 2000